UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22738

                      First Trust MLP and Energy Income Fund
(Exact name of registrant as specified in charter)

10 Westport Road, Suite C101a

Wilton, CT 06897
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.

First Trust Portfolios L.P.

120 East Liberty Drive, Suite 400

Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: January 31, 2019

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

First Trust MLP and Energy Income Fund (FEI)
Portfolio of Investments
January 31, 2019 (Unaudited)
Shares/ Units	Description	Value
MASTER LIMITED PARTNERSHIPS (a) – 78.4%
	Chemicals – 0.3%
70,000	Westlake Chemical Partners, L.P.	$1,600,200
	Gas Utilities – 5.2%
816,774	AmeriGas Partners, L.P.	25,189,310
218,800	Suburban Propane Partners, L.P.	5,076,160
		30,265,470
	Independent Power and Renewable Electricity Producers – 4.0%
36,711	Brookfield Renewable Partners, L.P. (CAD)	1,054,993
547,101	NextEra Energy Partners, L.P. (b)	21,971,576
		23,026,569
	Oil, Gas & Consumable Fuels – 68.9%
1,082,649	Alliance Resource Partners, L.P.	21,068,350
455,093	BP Midstream Partners, L.P.	7,149,511
184,100	Buckeye Partners, L.P. (c)	5,624,255
2,810,109	Energy Transfer, L.P. (c)	41,336,703
3,745,941	Enterprise Products Partners, L.P. (c)	103,650,187
161,500	EQM Midstream Partners, L.P.	7,390,240
1,114,607	Holly Energy Partners, L.P.	34,196,143
1,049,630	Magellan Midstream Partners, L.P. (c)	64,499,764
303,800	MPLX, L.P.	10,669,456
233,400	Phillips 66 Partners, L.P.	11,441,268
1,679,500	Plains All American Pipeline, L.P. (c)	38,242,215
417,800	Shell Midstream Partners, L.P.	8,489,696
162,300	Tallgrass Energy, L.P. (b)	3,867,609
1,365,204	TC PipeLines, L.P.	43,399,835
2,574	TransMontaigne Partners, L.P.	105,199
4,730	Western Gas Equity Partners, L.P.	149,326
		401,279,757
	Total Master Limited Partnerships	456,171,996
	(Cost $368,984,477)
COMMON STOCKS (a) – 55.8%
	Electric Utilities – 9.9%
5,147	Duke Energy Corp.	451,803
147,700	Emera, Inc. (CAD)	5,170,821
121,300	Eversource Energy (c)	8,419,433
337,250	Exelon Corp. (c)	16,107,060
33,699	Hydro One Ltd. (CAD) (d)	528,074
62,400	NextEra Energy, Inc. (c)	11,168,352
386,900	PPL Corp. (c)	12,117,708
72,100	Xcel Energy, Inc. (c)	3,775,156
		57,738,407
	Gas Utilities – 1.3%
4,733	Atmos Energy Corp.	462,083
12,500	Chesapeake Utilities Corp.	1,132,125
102,324	UGI Corp. (c)	5,835,537
		7,429,745
	Multi-Utilities – 6.3%
127,300	CMS Energy Corp.	6,637,422
170,900	National Grid PLC, ADR (c)	9,312,341
295,300	Public Service Enterprise Group, Inc. (c)	16,108,615
See Notes to Portfolio of Investments

First Trust MLP and Energy Income Fund (FEI)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
Shares/ Units	Description	Value
COMMON STOCKS (a) (Continued)
	Multi-Utilities (Continued)
39,800	Sempra Energy (c)	$4,655,804
		36,714,182
	Oil, Gas & Consumable Fuels – 38.3%
1,039,873	Enbridge, Inc.	38,080,149
718,300	Equitrans Midstream Corp.	14,955,006
511,200	Inter Pipeline, Ltd. (CAD)	8,216,861
184,596	Keyera Corp. (CAD)	3,922,463
2,766,743	Kinder Morgan, Inc. (c)	50,078,048
265,847	ONEOK, Inc. (c)	17,070,036
1,185,386	TransCanada Corp. (c)	50,402,613
1,501,047	Williams (The) Cos., Inc. (c)	40,423,196
		223,148,372
	Total Common Stocks	325,030,706
	(Cost $309,768,087)
REAL ESTATE INVESTMENT TRUSTS (a) – 0.2%
	Equity Real Estate Investment Trusts – 0.2%
34,840	CorEnergy Infrastructure Trust, Inc.	1,247,621
	(Cost $1,025,313)
	Total Investments – 134.4%	782,450,323
	(Cost $679,777,877) (e)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.6)%
157	Buckeye Partners, L.P. (f)	$479,635	$34.00	Feb 2019	(1,413)
7,500	Energy Transfer, L.P.	11,032,500	17.00	Apr 2019	(60,000)
2,650	Enterprise Products Partners, L.P.	7,332,550	28.00	Feb 2019	(68,900)
2,500	Enterprise Products Partners, L.P.	6,917,500	28.00	Mar 2019	(125,000)
1,213	Eversource Energy	8,419,433	70.00	Mar 2019	(103,105)
2,972	Exelon Corp.	14,194,272	47.00	Feb 2019	(326,920)
400	Exelon Corp.	1,910,400	48.00	Apr 2019	(42,000)
6,000	Kinder Morgan, Inc.	10,860,000	19.00	Apr 2019	(210,000)
3,266	Magellan Midstream Partners, L.P.	20,069,570	65.00	Feb 2019	(16,330)
1,228	Magellan Midstream Partners, L.P.	7,546,060	65.00	Mar 2019	(12,280)
600	Magellan Midstream Partners, L.P.	3,687,000	65.00	Apr 2019	(18,000)
1,709	National Grid PLC	9,312,341	60.00	Mar 2019	(29,907)
4	NextEra Energy, Inc.	71,592	180.00	Feb 2019	(640)
620	NextEra Energy, Inc.	11,096,760	185.00	Mar 2019	(55,180)
2,258	ONEOK, Inc.	14,498,618	62.50	Feb 2019	(451,600)
400	ONEOK, Inc.	2,568,400	65.00	Mar 2019	(68,000)
5,000	Plains All American Pipeline, L.P.	11,385,000	25.00	Feb 2019	(45,000)
7,000	Plains All American Pipeline, L.P.	15,939,000	25.00	Mar 2019	(245,000)
731	PPL Corp.	2,289,492	31.00	Apr 2019	(69,445)
2,953	Public Service Enterprise Group, Inc.	16,108,615	55.00	Mar 2019	(251,005)
398	Sempra Energy	4,655,804	120.00	Apr 2019	(63,680)
3,962	TransCanada Corp.	16,846,424	42.50	Feb 2019	(253,704)
1,400	TransCanada Corp.	5,952,800	45.00	Feb 2019	(18,200)
4,100	TransCanada Corp.	17,433,200	45.00	May 2019	(266,500)
1,023	UGI Corp.	5,834,169	60.00	Jul 2019	(117,645)
2,500	Williams (The) Cos., Inc.	6,732,500	27.00	Mar 2019	(200,000)
5,500	Williams (The) Cos., Inc.	14,811,500	28.00	Mar 2019	(192,500)
See Notes to Portfolio of Investments

First Trust MLP and Energy Income Fund (FEI)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN (Continued)
721	Xcel Energy, Inc.	$3,775,156	$55.00	Jun 2019	$(74,263)
	Total Call Options Written				(3,386,217)
	(Premiums received $2,726,421)

Outstanding Loans – (34.1)%	(198,500,000)
Net Other Assets and Liabilities – 0.3%	1,675,090
Net Assets – 100.0%	$582,239,196

Interest Rate Swap Agreements:
Counterparty	Floating Rate (1)	Expiration Date	Notional Amount	Fixed Rate (1)	Unrealized Appreciation (Depreciation)/ Value
Bank of Nova Scotia	1 month LIBOR	09/03/24	$97,000,000	2.367%	$184,973
Bank of Nova Scotia	1 month LIBOR	10/08/23	77,250,000	2.734%	(1,233,496)
			$174,250,000		$(1,048,523)

(1)	The Fund pays the fixed rate and receives the floating rate, however, no cash payments are made by either party prior to the expiration dates shown above. The floating rate on January 31, 2019 was 2.503% and 2.521%, respectively.

(a)	All of these securities are available to serve as collateral for the outstanding loans.
(b)	This security is taxed as a “C” corporation for federal income tax purposes.
(c)	All or a portion of this security’s position represents cover for outstanding options written.
(d)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Aggregate cost for federal income tax purposes was $606,452,841. As of January 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $191,866,797 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $20,304,055. The net unrealized appreciation was $171,562,742. The amounts presented are inclusive of derivative contracts.
(f)	This investment is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At January 31, 2019, investments noted as such are valued at $(1,413) or (0.0)% of net assets.

ADR	American Depositary Receipt
CAD	Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.
See Notes to Portfolio of Investments

First Trust MLP and Energy Income Fund (FEI)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of January 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Portfolio of Investments):
ASSETS TABLE
	Total Value at 1/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Master Limited Partnerships*	$ 456,171,996	$ 456,171,996	$ —	$ —
Common Stocks*	325,030,706	325,030,706	—	—
Real Estate Investment Trusts*	1,247,621	1,247,621	—	—
Total Investments	782,450,323	782,450,323	—	—
Interest Rate Swap Agreement	184,973	—	184,973	—
Total	$ 782,635,296	$ 782,450,323	$ 184,973	$—
LIABILITIES TABLE
	Total Value at 1/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (3,386,217)	$ (3,101,193)	$ (285,024)	$ —
Interest Rate Swap Agreement	(1,233,496)	—	(1,233,496)	—
Total	$ (4,619,713)	$ (3,101,193)	$ (1,518,520)	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Portfolio of Investments

Notes to Portfolio of Investments
First Trust MLP and Energy Income Fund (FEI)
January 31, 2019 (Unaudited)
1. Organization
First Trust MLP and Energy Income Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on August 17, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FEI on the New York Stock Exchange (“NYSE”).
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.”
2. Valuation and Investment Practices
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold), dividends declared but unpaid, deferred income taxes and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, real estate investment trusts, master limited partnerships (“MLPs”), and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;

Notes to Portfolio of Investments (Continued)
First Trust MLP and Energy Income Fund (FEI)
January 31, 2019 (Unaudited)
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of January 31, 2019, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options (“options”) on all or a portion of the MLPs and common stocks held in the Fund’s portfolio as determined to be appropriate by Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”). The number of options the Fund can write (sell) is limited by the amount of MLPs and common stocks the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered options. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
The options that the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option

Notes to Portfolio of Investments (Continued)
First Trust MLP and Energy Income Fund (FEI)
January 31, 2019 (Unaudited)
written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund.
The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
C. Swap Agreements
The Fund may enter into total return equity swap and interest rate swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties (“Counterparties”) on specified dates (settlement dates) where the cash flows are based on agreed upon prices, rates, etc. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund’s maximum interest rate risk to meet its future payments under swap agreements outstanding at January 31, 2019 is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset.
The Fund held interest rate swap agreements at January 31, 2019 to hedge against changes in borrowing rates under the Fund’s committed facility agreement. An interest rate swap agreement involves the Fund’s agreement to exchange a stream of interest payments for another party’s stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.
D. Securities Transactions
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions.

Notes to Portfolio of Investments (Continued)
First Trust MLP and Energy Income Fund (FEI)
January 31, 2019 (Unaudited)
3. Derivative Transactions
During the fiscal year-to-date period (November 1, 2018 through January 31, 2019), the premiums for written options opened were $3,514,652, and the premiums for written options closed, exercised and expired were $3,586,540.
The average notional value of interest rate swaps was $174,250,000 for the fiscal year-to-date period (November 1, 2018 to January 31, 2019).

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Trust MLP and Energy Income Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date:	March 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 25, 2019

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 25, 2019

* Print the name and title of each signing officer under his or her signature.